Exhibit 10(d)



                      MORTGAGE LOAN CONTRIBUTION AGREEMENT


                  This Mortgage Loan Contribution Agreement, is made this 30th day of October, 1996 (this "Agreement"), by and between NationsBank, N.A. (South), a national banking association (the "Bank"), and Main Place Real Estate Investment Trust, a Maryland real estate investment trust (the "Trust").

                  WHEREAS, the Bank owns 50% of the issued and outstanding Class A Common Shares of Beneficial Interest, par value $1.00 per share (the "Class A Trust Shares"), of the Trust;

                  WHEREAS, the Bank owns the residential mortgage loans identified on Exhibit A hereto (the "Mortgage Loans" and the "Mortgage Loan Schedule," respectively);

                  WHEREAS, the Bank desires to contribute the Mortgage Loans to the Trust in exchange for the issuance by the Trust of 27,894 Class A Trust Shares (the "Shares") to the Bank upon the terms and conditions hereinafter set forth; and

                  WHEREAS, the Trust desires to accept the contribution of the Mortgage Loans by the Bank and issue the Shares to the Bank in consideration for such contribution;

                  NOW THEREFORE, the parties hereto hereby agree as follows:

                  1.       Contribution; Issuance of Shares.

                  (a) The Bank hereby agrees to contribute (the "Contribution") to the Trust, on November 1, 1996 (the "Closing Date"), subject to the terms and conditions of this Agreement, all the right, title and interest of the Bank in and to the Mortgage Loans, including all servicing rights and all interest and principal due on or with respect to the Mortgage Loans together with all of the Bank's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies (collectively, the "Contributed Assets"). The Contribution shall be effected pursuant to a Mortgage Loan Assignment in the form attached hereto as Exhibit B. The closing of the Contribution shall take place at the offices of Stroock & Stroock & Lavan at 10:00 a.m. (eastern standard time) on the Closing Date.

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                  (b) In consideration of the Contribution by the Bank to the
Trust, the Trust hereby agrees to issue to the Bank, on the Closing Date, subject to the terms and conditions of this Agreement, the Shares, receipt of which by the Bank shall be deemed to constitute full and adequate consideration from the Trust for the Bank's interest in the Contributed Assets to be contributed by the Bank pursuant to Section 1(a) hereof.

                  (c) In the event any mortgage loan is or becomes an Ineligible Mortgage Loan (as defined below), the Bank shall, upon the Trust's request, made at any time prior to or after the Closing Date, replace such Mortgage Loan with a substitute Mortgage Loan meeting the selection criteria established by the Trust in which case the Bank shall cause the Mortgage Loan Schedule to be amended. The term "Ineligible Mortgage Loan" means a mortgage loan which has any of the following characteristics as of the Cutoff Date (as hereinafter defined):
(i) the Mortgage Loan is 30 days past due; (ii) a default, breach, violation or event of acceleration has occurred with respect to the mortgage loan; (iii) a foreclosure action has been commenced; or (iv) the related mortgagor is a debtor in a state or federal bankruptcy or insolvency proceeding. On the Closing Date, the Bank shall deliver the final Mortgage Loan Schedule to the Trust.

                  (d) The Bank and the Trust hereby agree that the aggregate book value of the Mortgage Loans at September 30, 1996 (the "Cutoff Date") is $3,039,640,152.53 and that the aggregate fair market value of the Mortgage Loans at the Cutoff Date is approximately equal to the aggregate book value thereof.

                  2.       Representations and Warranties of the Bank.

                  (a) The Bank hereby represents and warrants to the Trust as of the date hereof and as of Closing Date as follows:

                           (i) The Bank is a national banking association duly
                  organized, validly existing and in good standing under the laws of the United States, with full corporate power and authority to own its assets and conduct its business, and the Bank has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to convey, assign and transfer the Contributed Assets in accordance with this Agreement;

                           (ii) Assuming the due authorization, execution and
                  delivery of this Agreement by the Trust, this Agreement and

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                  all of the obligations of the Bank hereunder are the legal, valid and binding obligations of the Bank, enforceable against the Bank in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) The execution and delivery of this Agreement by
                  the Bank and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Bank is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Bank's organizational documents or any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, or result in the creation or imposition of any lien on any of the Bank's assets or property, in each case which would materially and adversely affect the ability of the Bank to carry out the transactions contemplated by this Agreement;

                           (iv) There is no action, suit, proceeding or
                  investigation pending or, to the knowledge of the Bank, threatened against the Bank in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the value of the Contributed Assets or the ability of the Bank to carry out the transactions contemplated by this Agreement;

                           (v) The Bank is not in default with respect to any
                  order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Bank or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Bank of or compliance by the Bank with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Bank;

                           (vii) The Bank is acquiring the Shares for its own
                  account, for investment and not with a view to the sale or


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                  distribution thereof or with any present intention of selling or distributing any thereof, except in conformity with the Securities Act of 1933, as amended (the "Securities Act"). The Bank understands and acknowledges that the Shares are not registered under the Securities Act and will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or any successor rule under the Securities Act, (iii) pursuant to a no-action letter issued by the Securities and Exchange Commission to the effect that a proposed transfer of the Shares may be made without registration under the Securities Act or (iv) pursuant to an opinion of counsel for or reasonably acceptable to the Trust to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws; and

                           (viii) The transfer, assignment and conveyance of the
                  Contributed Assets by the Bank to the Trust is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (b) The Bank hereby represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                                    (i) the information set forth with respect
                  to the Mortgage Loans is true and correct in all material respects at the date or dates respecting which such information is furnished as specified therein;

                                    (ii) the Bank is the sole owner and holder
                  of each Mortgage Loan, free and clear of any and all liens, pledges, charges or security interest of any nature and has full right and authority to transfer and assign the same;

                                   (iii) the Bank has not advanced funds,
                  directly or indirectly, for the payment of any amount required by any Mortgage, except for interest accruing from the date of related Mortgage Loan or date of disbursement of any Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first due date under any related Mortgage Loan;

                                    (iv) the Bank has no knowledge of any
                  proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property and any Mortgaged Property is undamaged by water, fire, earthquake or earth movement, windstorm,

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                  flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Bank makes no representation), so as to affect adversely the value of any Mortgaged Property as security for any Mortgage Loan or the use for which such premises were intended;

                                    (v) each Mortgage Loan meets, or is exempt
                  from, applicable state or federal laws, regulations and other requirements pertaining to usury, and such Mortgage Note is not usurious; any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

                                    (vi) each Mortgage Note, related Mortgage
                  and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceedings in equity or at law); and, to the best of the Bank's knowledge, all parties to each Mortgage Note had legal capacity to execute each such Mortgage Note and each such Mortgage Note has been duly and properly executed by the mortgagor;

                                   (vii) the Mortgaged Property securing each
                  Mortgage Note is insured by an insurer against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgage Property and the outstanding principal balance of the Mortgage Note, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project;

                                  (viii) the Bank has no knowledge of any
                  default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note or any event which, with the passage of time or with notice and the expiration of any grace

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                  or cure period, would constitute a default, breach, violation or event of acceleration; the Bank has not waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced by the Bank with respect to any Mortgage Note;

                                    (ix) each Mortgage contains customary and
                  enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the mortgagor which would interfere with such right of foreclosure; and

                                   (x) the Bank has no knowledge that any
                  mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  No representations or warranties are made by the Bank as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Properties or on the lien of any Mortgage or with respect to the absence or effect of fraud in the origination of any Mortgage Note, and any loss or liability resulting from the presence or effect of such hazardous wastes, hazardous substances or fraud will be borne solely by the Trust.

                  3.       Notice of Breach: Cure and Repurchase.

                  (a) The Trust shall give the Bank notice of any breach of any representation or warranty regarding the Mortgage Loans (a "Breach") or any defect thereof (a "Defect") that materially and adversely affects the value of such Mortgage Loan.

                  (b) Upon notice pursuant to Section 3(a) herein, the Bank shall, not later than the earlier of 90 days from the Bank's receipt of the notice or the Bank's discovery of such Breach, cure such Defect or Breach, as the case may be, in all material respects or reacquire the affected Mortgage Loan at the applicable Reacquisition Price (as defined below). If the affected Mortgage Loan is to be reacquired, the Bank shall remit the Reacquisition Price to the Trust.

                  The "Reacquisition Price" with respect to any Mortgage Loan to be reacquired pursuant to this Agreement shall be the book value of any such Mortgage Loan as of the Cutoff Date.


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                  (c) Upon any reacquisition of a Mortgage Loan contemplated by this Section 3(b), any servicer of the Mortgage Loans, at the instruction of the Trust, shall tender to the Bank or any person designated by the Bank, all portions of the mortgage file, as such term is defined in the applicable servicing agreement, and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the mortgage file that was endorsed or assigned to the Trust shall be endorsed or assigned, as the case may be, to the Bank or any person designated by the Bank.

                  (d) This Section 3 of this Agreement provides the sole remedy available to the Trust respecting any Defect in a mortgage file or any Breach of any representation or warranty set forth in or required to be made pursuant to
Section 2 of this Agreement.

                  4.       Representations, Warranties and Agreements of the
                           Trust.

                  (a) The Trust hereby represents and warrants to the Bank, as of the date hereof and as of the Closing Date, as follows:

                           (i) The Trust is a real estate investment trust duly
                  organized, validly existing and in good standing under the laws of the State of Maryland, with full corporate power and authority to own its assets and conduct its business, and the Trust has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

                           (ii) Assuming the due authorization, execution and
                  delivery of this Agreement by the Trust, this Agreement and all of the obligations of the Trust hereunder are the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) The execution and delivery of this Agreement by
                  the Trust and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Trust is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Trust's organizational


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                  documents or any agreement or instrument to which the Trust is a party or by which it is bound, or any order or decree applicable to the Trust, or result in the creation or imposition of any lien on any of the Trust's assets or property, in each case which would materially and adversely affect the ability of the Trust to carry out the transactions contemplated by this Agreement;

                           (iv) There is no action, suit, proceeding or
                  investigation pending or, to the knowledge of the Trust, threatened against the Trust in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Trust contemplated herein, or which would be likely to impair materially the ability of the Trust to perform under the terms of this Agreement;

                           (v) The Trust is not in default with respect to any
                  order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Trust or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Trust of or compliance by the Trust with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Trust; and

                           (vii) Upon the issuance of the Shares as provided
                  herein, the Shares will be duly and validly issued, fully paid and non-assessable. The Shares, when issued and delivered to the Bank, will not be subject to preemptive rights.

                  5.       Trust's Conditions to Closing.

                  The obligations of the Trust under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) The obligations of the Bank required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and

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warranties of the Bank under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement.

                  (b) The Trust or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Trust and in form and substance satisfactory to the Trust and the Trust's counsel, duly executed by all signatories other than the Trust as required pursuant to the respective terms thereof:

                           (i) with respect to each Mortgage Loan, the related
                  mortgage file, which mortgage files shall be held by the servicer on behalf of the Trust pursuant to the terms of the servicing agreement between the Trust and Servicer dated as of the Closing Date; and

                           (ii)     the final Mortgage Loan Schedule.

                  (c) The Bank hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Trust in order for the Trust to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to this Agreement.

                  6.       Bank's Conditions to Closing.

                  The obligations of the Bank under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) The obligations of the Trust required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Trust under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement.

                  (b) The Bank or its designee shall have received a certificate representing the Shares duly executed by the authorized officers of the Trust.

                  7. Share Legend. All Shares to be issued to the Bank pursuant to this Agreement shall be subject to the provisions of this Agreement, and the certificates representing such Shares shall bear the following legend:

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                  "The Shares represented by this certificate have not been
registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144A under the Act. The Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Trust."

                  8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Trust, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 100 North Tryon Street, 23rd Floor, NC1-007-23-01 Charlotte, North Carolina 28255, attention of John E. Mack, President, fax number (704) 386-0270 or, if sent to the Bank, will be mailed, hand delivered or sent by facsimile transmission to it c/o NationsBank Corporation, Legal Department, at 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 attention of George Walls, Esq., fax number (704)386-6453.

                  9. Miscellaneous. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein. Notwithstanding the immediately preceding sentence, neither party hereto may assign this Agreement without the prior written consent of the other party hereto.

                  10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Bank and the Trust submitted pursuant hereto, shall remain operative and in full force and effect and shall survive conveyance, assignment and transfer of the Contributed Assets to the Trust notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

                  11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.


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                  12.      Further Assurances.  The Bank and the Trust agree to
execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                            [Signature page follows]


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                           IN WITNESS WHEREOF, the Trust and the Bank have
caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    NATIONSBANK, N.A. (SOUTH)



                                    By: /s/ Gary S. Williams
                                        ----------------------
                                        Name:  Gary S. Williams
                                        Title:   Senior Vice President


                                    MAIN PLACE REAL ESTATE
                                    INVESTMENT TRUST



                                    By: /s/ Gary S. Williams
                                        --------------------
                                        Name:  Gary S. Williams
                                        Title:  Senior Vice President


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                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                            [DELIVERED TO THE TRUST]


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                                    EXHIBIT B


                            MORTGAGE LOAN ASSIGNMENT



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